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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2002

                           WELLS FARGO FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)

            Iowa                         2-80466                 42-1186565
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(State or other jurisdiction of     (Commission File          (I.R.S. Employer
        incorporation)                   Number)             Identification No.)

206 Eighth Street, Des Moines, Iowa                             50309
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (515) 243-2131
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ITEM 5. OTHER EVENTS.

      In connection with the commencement of its Medium-Term Note program, Series D, Wells Fargo Financial, Inc. (the "Company") entered into a Distribution Agreement (the "Distribution Agreement") dated as of January 18, 2002 with Banc of America Securities LLC; Banc One Capital Markets, Inc.; Bear, Stearns & Co. Inc.; BNP Paribas Securities Corp.; Deutsche Banc Alex. Brown Inc.; J.P. Morgan Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho International plc; Salomon Smith Barney Inc.; Utendahl Capital Partners, L.P. and Wells Fargo Brokerage Services, LLC, providing for the sale from time to time of up to $1,300,000,000 aggregate principal amount of its Medium-Term Notes, Series D (the "Notes") through one or more of such firms as agents or to one or more of such firms as principal. The Notes that constitute senior indebtedness of the Company will be issued under an Indenture dated as of November 1, 1991, between the Company and The First National Bank of Chicago (now called Bank One Trust Company, National Association), as Trustee. The Notes that constitute senior subordinated indebtedness of the Company will be issued under an Indenture dated as of May 1, 1986, as amended and supplemented by a First Supplemental Indenture dated as of February 15, 1991, each between the Company and BNY Midwest Trust Company as successor to Harris Trust and Savings Bank, as Trustee. The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (No. 333-33096) (the "Registration Statement"), and a prospectus dated April 18, 2000 constituting a part thereof and a prospectus supplement dated January 18, 2002 relating to the Notes have been filed with the Securities and Exchange Commission. The Distribution Agreement, the related Administrative Procedures, forms of the Senior Notes and Senior Subordinated Notes and the opinion of Orrick, Herrington & Sutcliffe LLP, tax counsel to the Company, are filed herewith as exhibits to the Registration Statement.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit
Number      Description
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1.1         Distribution Agreement dated as of January 18, 2002, among the
            Company, Banc of America Securities LLC; Banc One Capital Markets,
            Inc.; Bear, Stearns & Co. Inc.; BNP Paribas Securities Corp.;
            Deutsche Banc Alex. Brown Inc.; J.P. Morgan Securities Inc.; Merrill
            Lynch, Pierce, Fenner & Smith Incorporated; Mizuho International plc; Salomon Smith Barney Inc.; Utendahl Capital Partners, L.P. and
            Wells Fargo Brokerage Services, LLC.

1.2         Administrative Procedures.

4.1         Form of Senior Medium-Term Note, Series D.

4.2         Form of Senior Subordinated Medium-Term Note, Series D.

8.1 The opinion of Orrick, Herrington & Sutcliffe LLP as to certain tax matters.

23.1 The consent of Orrick, Herrington & Sutcliffe LLP is contained in its legal opinion filed as Exhibit 8.1.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WELLS FARGO FINANCIAL, INC.


Date: January 18, 2002                  By: /s/ Dennis E. Young
                                            ------------------------------------
                                                Dennis E. Young
                                                Executive Vice President and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.                          DESCRIPTION OF EXHIBIT
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1.1               Distribution Agreement dated as of January 18, 2002, among the
                  Company, Banc of America Securities LLC; Banc One Capital Markets, Inc.; Bear, Stearns & Co. Inc.; BNP Paribas
                  Securities Corp.; Deutsche Banc Alex. Brown Inc.; J.P. Morgan Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho International plc; Salomon Smith Barney Inc.; Utendahl Capital Partners, L.P. and Wells Fargo
                  Brokerage Services, LLC.

1.2               Administrative Procedures.

4.1               Form of Senior Medium-Term Note, Series D.

4.2               Form of Senior Subordinated Medium-Term Note, Series D.

8.1 The opinion of Orrick, Herrington & Sutcliffe LLP as to certain tax matters.

23.1 The consent of Orrick, Herrington & Sutcliffe LLP is contained in its legal opinion filed as Exhibit 8.1.